3,525,000 SHARES

                         STANDARD COMMERCIAL CORPORATION

                                  COMMON STOCK

                               -------------------


                             UNDERWRITING AGREEMENT

                               -------------------



WHEAT, FIRST SECURITIES, INC.
BT SECURITIES CORPORATION

  As Representatives of the Several
  Underwriters Named in Schedule I hereto

c/o Wheat, First Securities, Inc.
Riverfront Plaza
901 East Byrd Street
Richmond, Virginia 23219                                          May [ ], 1997


Ladies and Gentlemen:

           Standard Commercial Corporation, a North Carolina corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 3,500,000 shares of common stock, $0.20 par value, of the Company (the "Common Stock"), and at the election of the Underwriters, an aggregate of 528,750 additional shares, and the selling shareholder named in Schedule II hereto (the "Selling Shareholder"), proposes, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of 25,000 shares of Common Stock . The aggregate of 3,525,000 shares to be sold by the Company and the Selling Shareholders are herein called the "Firm Securities," and the aggregate of 528,750 additional shares to be sold by the Company are herein called the "Optional Securities." The Firm Securities and the Optional Securities that the Underwriters elect to purchase pursuant to
Section 2 hereof are collectively called the "Securities."

1.        Representations and Warranties.

         (a) The Company represents and warrants to, and agrees with, the Underwriters that:

          (i) A registration statement in respect of the Securities on Form S-3 (File No. 333-23835) under the Securities Act of 1933, as amended (the "Act"), and as a part thereof a preliminary prospectus, in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission") in the form heretofore delivered to you, and, excluding exhibits thereto, for each of the other Underwriters; such registration statement, as amended, has been declared effective by the Commission; no other document with respect to such registration statement (other than those documents incorporated into such registration statement by reference) has heretofore been filed with the Commission other than in accordance with Section 5(a) of this Agreement; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424 of the rules and regulations of the Commission under the Act being hereinafter called a "Preliminary Prospectus", the various parts of such registration statement, including all exhibits thereto, and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) of this Agreement and deemed by virtue of Rule 430A under the Act to be part of the registration statement at the time it was declared effective, together with any related registration statement filed with the Commission for registration of a portion of the Securities, which registration statement became effective pursuant to Rule 462(b) under the Act, and the documents incorporated by reference in the registration statement at the time it was declared effective, each as amended at the time such part became effective, being herein called collectively the "Registration Statement," and the final prospectus, in the form first filed pursuant to Rule 424(b), being hereinafter called the "Prospectus," provided, that if the Company elects to rely on Rule 434 under the Act, all references to the Prospectus shall be deemed to include, without limitation, the form of prospectus and the abbreviated term sheet, taken together, provided to the Underwriters by the Company in reliance on Rule 434); any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Form S-3 under the Act; and the terms "supplement" and "amendment" or "amend" as used in this Agreement shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are deemed to be incorporated by reference in the Prospectus;

          (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters through you expressly for use therein (which information consists only of the information set forth in the last sentence of
         Section 8(c) hereof);

          (iii) Each document incorporated by reference in the Prospectus when filed, or to be filed, with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and, as of its filing date, no such document contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (iv) The Registration Statement conforms, and the Prospectus and any amendments or supplements thereto will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters through you expressly for use therein (which information consists only of the information set forth in the last sentence of Section 8(c) hereof);

          (v) Neither the Company nor any of its subsidiaries, a complete and correct list of which is attached as Schedule III (the "Subsidiaries"), has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which loss has had, or is reasonably expected to have a material adverse effect on the Company and the Subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the outstanding capital stock or long-term debt of the Company (other than payments in the ordinary course) or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and the Subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

          (vi) The Company and each of the Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all material items of personal property owned by them, free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property, as reflected in the financial statements included in the Prospectus, and do not interfere with the use made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company or any of the Subsidiaries are held by it under valid, subsisting and enforceable leases with such exceptions as are not material to the Company and the Subsidiaries taken as a whole, and do not interfere with the use made of such property and buildings by the Company or such Subsidiaries;

          (vii) The Company and each of the Subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, with power and authority (corporate and other) to own or lease their respective properties and conduct their respective businesses as described in the Prospectus, and each has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to so qualify would not result in a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and the Subsidiaries taken as a whole;

          (viii) The Company has an authorized capitalization as set forth in the Prospectus under the caption "Capitalization"; all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and conform to the description of the capital stock of the Company contained in the Prospectus; except as described in the Prospectus, there are no preemptive or other similar rights to subscribe for or to purchase any securities of the Company; except as described in the Prospectus, there are no warrants, options or other similar rights to purchase any securities of the Company; neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any securities of the Company with respect to such filing, offering or sale, other than rights which have been waived or satisfied);

          (ix) The issued and outstanding shares of capital stock of each of the Subsidiaries owned by the Company have been duly and validly authorized and issued and are fully paid and nonassessable; and except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of each of the Subsidiaries owned by the Company are directly or indirectly owned by the Company free and clear of any perfected security interest and any other security interests, claims, liens or encumbrances in the percentage of each such Subsidiary's total capital stock set forth on Schedule III;

          (x) The Securities to be sold by the Company pursuant to this Agreement have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and nonassessable and will conform to the description of the Securities contained in the Prospectus as amended or supplemented;

          (xi) The issue and sale of the Securities by the Company and the performance by the Company of this Agreement and the consummation by the Company of the other transactions herein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, guarantee or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, except where such conflict, breach, violation or default will not have a material adverse effect on the Company and the Subsidiaries, taken as a whole, nor will such action result in any violation of the provisions of the Articles of Incorporation or Bylaws or the articles of incorporation or bylaws or other organizational documents (each as amended as of the date hereof, the "Charter" and "Bylaws", respectively) of any of the Subsidiaries, except where such conflict, breach, violation or default will not have a material adverse effect on the Company and the Subsidiaries, taken as a whole, nor will such action result in any violation of the provisions of the Charter and Bylaws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required under the Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters and the clearance of such offering with the National Association of Securities Dealers, Inc. (the "NASD");

          (xii) There are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject other than as set forth or contemplated in the Prospectus, that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a material adverse effect on the financial position, shareholders' equity or results of operations of the Company or of the Company and the Subsidiaries taken as a whole and, to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or by others;

          (xiii) Deloitte & Touche, LLP, who have certified certain financial statements of the Company and the Subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

          (xiv) All employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) established, maintained or contributed to by the Company comply in all material respects with the requirements of ERISA and no employee pension benefit plan (as defined in Section 3(2) of ERISA) has incurred or assumed an "accumulated funding deficiency" within the meaning of
         Section 302 of ERISA or has incurred or assumed any material liability (other than for the payment of premiums) to the Pension Benefit Guaranty Corporation, except where such non-compliance, deficiency or liability will not have a material adverse effect on the Company and the Subsidiaries taken as a whole;

          (xv) The consolidated financial statements of the Company and the Subsidiaries, together with related notes, as set forth in the Registration Statement present fairly the financial position and the results of operations of the Company and the Subsidiaries, taken as a whole, at the indicated dates and for the indicated periods; such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"), consistently applied throughout the periods presented except as noted in the notes thereto, and all adjustments necessary for a fair presentation of results for such periods have been made; and the summary and selected financial information included in the Prospectus presents fairly the information shown therein and has been compiled on a basis consistent with the financial statements presented therein;

          (xvi) The Company and each of the Subsidiaries have filed all federal, state and foreign income, franchise and excise tax returns which have been required to be filed (or has received an extension with respect thereto), and have paid, or made adequate reserves for, all taxes indicated by said returns and all assessments received by them to the extent that such taxes have become due (other than my taxes for which appropriate reserves as determined by GAAP have been established and are being contested in good faith); to the knowledge of the Company there is no tax deficiency that has been or might be asserted against the Company that could have a material adverse effect on the business, properties, business prospects, condition (financial or otherwise), earnings or results of operations of the Company and the Subsidiaries, taken as a whole;

          (xvii) Neither the Company nor any of the Subsidiaries is in violation of any federal, state or foreign law, regulation, or treaty relating to the storage, handling, transportation, treatment or disposal of hazardous substances (as defined in 42 U.S.C. Section 9601) or hazardous materials (as defined by any federal or state or foreign law or regulation) or other waste products, which violation is reasonably likely to result in a material adverse effect on the financial condition or business operations or properties of the Company and the Subsidiaries taken as a whole, and the Company and each of the Subsidiaries have received all permits, licenses or other approvals as may be required of them under applicable federal, state and foreign environmental laws and regulations to conduct their business as described in the Prospectus, except where failure to receive such permits, licenses or approvals would not be reasonably expected to have or result in a material adverse effect on the Company and the Subsidiaries, taken as a whole; and the Company and each of the Subsidiaries are in compliance in all material respects with the terms and conditions of any such permit, license or approval; neither the Company nor any of the Subsidiaries has received any notices or claims that it is a responsible party or a potentially responsible party in connection with any claim or notice asserted pursuant to 42 U.S.C.
         Section 9601 et seq. or any state superfund law or any similar foreign law; and the disposal by the Company or any Subsidiary of any of the Company's and each Subsidiary's hazardous substances, hazardous materials and other waste products has been lawful in all material respects;

          (xviii) No relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of the Subsidiaries on the other hand, that is required by the Act or the Exchange Act, or by the rules and regulations under either of such Acts to be described in the Registration Statement and the Prospectus or documents incorporated by reference therein that is not so described;

          (xix) To the knowledge of the Company, none of the Company's officers, directors or 5% or greater securityholders has any association or affiliation with any member of the NASD;

          (xx) Neither the Company nor any of the Subsidiaries has taken and none of such entities will take, directly or indirectly, any action that is designed to or that has constituted or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities in violation of the Act or the Exchange Act;

          (xxi) Each of the Company and the Subsidiaries owns or possesses, or can acquire on reasonable terms, adequate licenses, copyrights, trademarks, service marks and trade names (collectively, "intellectual property") necessary to carry on its business as presently operated by it, except where the failure to own or possess or have the ability to acquire any such intellectual property would not, individually or in the aggregate, have a material adverse effect on the Company and the Subsidiaries taken as a whole, and neither the Company nor any of the Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any intellectual property or of any facts which would render any intellectual property invalid or inadequate to protect the interest of the Company or any of the Subsidiaries therein and which infringement or conflict could have a material adverse effect on the Company and the Subsidiaries taken as a whole;

          (xxii) Except as described in the Prospectus, the Company and the Subsidiaries maintain insurance of the types and in the amounts that are customary or required for the business operated by them, all of which insurance is in full force and effect, except where failure to maintain such insurance would not be reasonably expected to have or result in a material adverse effect on the Company and the Subsidiaries, taken as a whole;

          (xxiii) The Company and each of the Subsidiaries holds and are operating in compliance, in all material respects, with all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental or self-regulatory body required for the conduct of their respective businesses as presently being conducted ("licenses") and all licenses are valid and in full force and effect, except where the invalidity of such licenses would not be reasonably expected to have or result in a material adverse effect on the Company and the Subsidiaries, taken as a whole, and the Company, and each of the Subsidiaries are in compliance, in all material respects, with all laws, regulations, orders and decrees applicable to them;

          (xxiv) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company;

          (xxv) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that transactions are executed in accordance with management's general or specific authorization; (i) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (ii) access to assets is permitted only in accordance with management's general or specific authorization; and (iii) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

          (xxvi) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All such contracts to which the Company or a Subsidiary is a party constitute valid and binding agreements of the Company or such Subsidiary; and

          (xxvii) The conditions for use of registration statements on Form S-3 set forth in the General Instructions on Form S-3 have been satisfied and the Company is entitled to use such form for the transaction contemplated herein.

         (b) The Selling Shareholder represents and warrants to, and agrees with, the Underwriters and the Company, solely with respect to the Selling Shareholder, that:

          (i) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the execution and delivery by the Selling Shareholder of this Agreement and for the sale and delivery of the Securities to be sold by the Selling Shareholder hereunder, except such as may be required under the Act or state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters and the clearance of such offering with the NASD; and the Selling Shareholder has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Securities to be sold by the Selling Shareholder hereunder;

          (ii) The execution and delivery of this Agreement and the sale of the Securities to be sold by the Selling Shareholder hereunder and the performance of this Agreement and the consummation by the Selling Shareholder of the transactions herein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement, guarantee or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is subject, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Shareholder or the Securities of the Selling Shareholder;

          (iii) The Selling Shareholder has and at such Delivery Date (as hereinafter defined) will have good and valid title to the Securities to be sold by the Selling Shareholder hereunder, free and clear of all liens, encumbrances, equities or claims (other than those imposed under this Agreement); and, upon delivery of such Securities and payment therefor pursuant hereto, good and valid title to all of such Securities, free and clear of all liens, encumbrances, equities or claims, will be transferred to the Underwriters;

          (iv) The Selling Shareholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities in violation of the Act or the Exchange Act;

          (v) The Selling Shareholder is familiar with the Registration Statement and the Prospectus and verifies that the information set forth therein under the caption "Principal and Selling Shareholders" respecting him is true and complete;

          (vi) The Selling Shareholder specifically agrees that the Securities are subject to the interests of the Underwriters hereunder. The Selling Shareholder agrees that its obligations hereunder shall not be terminated by operation of law, whether by death or incapacity, or by the occurrence of any other event that is not by the terms of this Agreement a condition to the Selling Shareholder's obligations hereunder;

          (vii) This Agreement has been duly executed and delivered by or on behalf of the Selling Shareholder and constitutes the valid and binding agreement of the Selling Shareholder; and

          (viii) To the knowledge of the Selling Shareholder, the representations and warranties of the Company contained in Section 1(a) hereof are true and correct in all material respects.

2.        Purchase and Sale.

           Subject to the terms and conditions herein set forth, (a) the Company and the Selling Shareholder, severally and not jointly, agree to sell to the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and the Selling Shareholder, at a purchase price per share of $[ ], the number of Firm Securities to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the option to purchase Optional Securities as provided below, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in clause
(a) of this Section 2, that portion of the number of Optional Securities as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional securities) determined by multiplying such number of Optional Securities by a fraction, the numerator of which is the maximum number of Optional Securities that such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto, and the denominator of which is the maximum number of the Optional Securities that all of the Underwriters are entitled to purchase.

           The Company hereby grants to the Underwriters an option to purchase at their election up to 528,750 Optional Securities at the purchase price per share set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised no more than once by written notice from you to the Company, given within a period of 30 days after the date of this Agreement, setting forth the aggregate amount of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered and payment therefor is to be made, as determined by you but in no event earlier than the First Delivery Date (as defined in Section 4 hereof) or, unless you otherwise agree in writing, earlier than two or later than 10 business days after the date of such notice; provided that if such notice is delivered after noon, Richmond, Virginia time, the date for delivery of the Optional Securities and payment therefor shall be no earlier than three business days after the date of such notice.

3.        Offering by the Underwriters.

           Upon the authorization by you of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale upon the terms and conditions set forth in the Prospectus.

4.        Delivery and Payment.

           Certificates in definitive form for the Securities to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as Wheat, First Securities, Inc. may request upon at least two business days' prior notice to the Company or the Selling Shareholder, as applicable, shall be delivered by or on behalf of the Company or the Selling Shareholder, as applicable, to Wheat, First Securities, Inc., for the account of each Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor. Payment of the purchase price for the Securities shall be made by certified or official bank check in immediately available funds or, at the option of Wheat, First Securities, Inc., by wire transfer of immediately available funds all at the offices of [Wheat, First Securities, Inc., Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia]. The time and date of such delivery and payment shall be, with respect to the Firm Securities, 10:00 a.m., Richmond, Virginia time, on May [ ], 1997 or at such other time and date as you and the Company may agree upon in writing, and, with respect to the Optional Securities, 10:00 a.m., Richmond, Virginia time, on the date specified by you in the written notice given by you (consistent with Section 2 hereof) of the Underwriters' election to purchase such Optional Securities, or at such other time and date as you and the Company may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the "First Delivery Date," such time and date for delivery of the Optional Securities, if not the First Delivery Date, is herein called the "Second Delivery Date," and each such time and date for delivery is herein called a "Delivery Date." Such certificates will be made available for checking and packaging at least 24 hours prior to each Delivery Date at the offices of Wheat, First Securities, Inc. at the address set forth above or such other location designated by the Underwriters to the Company and the Selling Shareholder.

5.        Agreements of the Company and the Selling Shareholder.

         (a)       The Company agrees with the Underwriters:

          (i) To prepare the Prospectus in a form reasonably approved by you and to file such Prospectus (or a term sheet as permitted by Rule 434(c)) pursuant to Rule 424(b) under the Act as soon as practicable after the execution of this agreement, but in no event later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no amendment or supplement to the Registration Statement or Prospectus prior to any Delivery Date which shall be reasonably disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and for so long as the delivery of a Prospectus is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening in writing of any proceeding for any such purpose, of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its reasonable best efforts to obtain its withdrawal;

          (ii) Promptly from time to time to take such actions as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (iii) To furnish the Underwriters with copies of the Registration Statement and the Prospectus in such quantities as you may from time to time reasonably request during such period following the date hereof that a prospectus is required to be delivered in connection with offers or sales of Securities, and, if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus to comply with the Act, to notify you and upon your request to prepare and file such document and furnish without charge to you and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

          (iv) As soon as practicable, to make generally available to its shareholders (within the meaning of Rule 158 under the Act) and to deliver to you, an earnings statement of the Company, conforming with the requirements of Section 11(a) of the Act and Rule 158 under the Act, covering a period of at least 12 months beginning after the effective date of the Registration Statement; provided that, so long as the Company continues to be subject to the reporting requirements under
         Section 13 or 15(d) of the Exchange Act, the Company shall not be required to make available any such earnings statement other than as included in periodic reports filed with the Commission as required by such provisions of the Exchange Act;

          (v) For a period of 180 days from the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of any securities of the Company (other than the Securities to be sold by the Company hereunder or stock dividends issued in the ordinary course of business or pursuant to employee stock option plans or pursuant to options, warrants or rights outstanding on the date of this Agreement) without your prior written consent;

          (vi) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) distributed to shareholders generally, and deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed, and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request; and

          (vii) To apply the net proceeds from the sale of the Securities for the purposes set forth in the Prospectus.

         (b)       The Selling Shareholder agrees with the Underwriters:

          (i) No offering, sale or other disposition of any Securities (or any securities convertible into or exercisable for such Securities) will be made within 180 days after the date of the Prospectus, directly or indirectly, by the Selling Shareholder, otherwise than hereunder or with your written consent; and

          (ii) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982, as amended, with respect to the transactions herein contemplated, the Selling Shareholder agrees to deliver to you prior to or at the First Delivery Date (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

6.        Payment of Expenses.

           The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's and the Selling Shareholder's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of reproducing any Agreement Among Underwriters, this Agreement, the Blue Sky Survey and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(a)(ii) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky Survey; (iv) the filing fees incident to securing any required review by the NASD of the terms of the sale of the Securities; (v) the cost of preparing stock certificates; (vi) the costs or expenses of any transfer agent or registrar; and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that except as provided in this Section 6, Section 8 and Section 11 hereof, the Underwriters will pay all their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

7.        Conditions to Obligations of Underwriters.

           The obligations of the Underwriters hereunder, as to the Securities to be delivered at each Delivery Date, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Selling Shareholder herein are, at and as of such Delivery Date, true and correct in all material respects, the condition that the Company and the Selling Shareholder shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

         (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with
Section 5(a)(i) of this Agreement; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company, threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

         (b) Cahill Gordon & Reindel, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Delivery Date, with respect to the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

         (c) Wyrick, Robbins, Yates & Ponton L.L.P., counsel for the Company, shall have furnished to you their written opinion, dated such Delivery Date, in form reasonably satisfactory to you, to the effect set forth in Exhibit A attached hereto.

           Such opinion may be furnished subject to such stated assumptions, limitations and qualifications as shall be reasonably acceptable to Cahill Gordon & Reindel, counsel for the Underwriters and may state that in giving such opinions Wyrick, Robbins, Yates & Ponton L.L.P. have relied upon certain opinions of foreign counsel to the Company reasonably acceptable to Cahill Gordon & Reindel, counsel to the Underwriters, provided that such foreign counsel opinions shall also be addressed and delivered to the Underwriters.

         (d) Wyrick, Robbins, Yates & Ponton L.L.P., counsel for the Selling Shareholders, shall have furnished to you its written opinion, dated such Delivery Date, in form and substance reasonably satisfactory to you, to the effect set forth in Exhibit B.

           Such opinion may be furnished subject to such stated assumptions, limitations and qualifications as shall be reasonably acceptable to Cahill Gordon & Reindel, counsel for the Underwriters.

         (e) At 10:00 a.m., Richmond, Virginia, time, on the date of this Agreement and the effective date of the most recently filed post-effective amendment to the Registration Statement and also at each Delivery Date, Deloitte & Touche, LLP shall have furnished to you a letter or letters, dated the respective date of delivery thereof, in form and substance reasonably satisfactory to you, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information relating to the Company and its Subsidiaries contained in the Registration Statement and the Prospectus;

         (f) (i) Neither the Company nor any of the Subsidiaries shall have sustained, since the date of the latest audited financial statements included in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the outstanding capital stock or long-term debt of the Company or any of the Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company or any of the Subsidiaries otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii) is in your reasonable judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Delivery Date on the terms and in the manner contemplated by the Prospectus;

         (g) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading of any of the securities of the Company on the New York Stock Exchange; (ii) any United States federal or state statute, regulation, rule or order of any court, legislative body, agency or other governmental authority shall have been enacted, published, decreed or promulgated or any proceeding or investigation shall have been commenced which, in your reasonable judgment, materially and adversely affects the business or operations of the Company; (iii) a suspension or material limitation in trading in securities generally on the New York Stock Exchange;
(iv) a general moratorium on commercial banking activities in New York, Virginia or North Carolina declared by either federal or New York, Virginia or North Carolina authorities; (v) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if any such event specified in this clause (v) would have such a materially adverse effect, in your reasonable judgment, as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Delivery Date on the terms and in the manner contemplated in the Prospectus; or (vi) such a material adverse change in general economic, political, financial or international conditions affecting financial markets in the United States having a material adverse impact on trading prices of securities in general, as, in your reasonable judgment, makes it inadvisable to proceed with the payment for and delivery of the Securities;

         (h) The Company shall have furnished to you copies of agreements of the directors and executive officers of the Company (other than the Selling Shareholder), in form and content reasonably satisfactory to you, pursuant to which such persons agree not to offer, sell, or contract to sell, or otherwise dispose of, any shares of Common Stock beneficially owned by them or any securities convertible into, or exchangeable for, Common Stock (other than pursuant to bona fide gifts to persons who agree in writing with the donor to be bound by this restriction), on or before the 180th day after the date of this Agreement without your prior written consent; and

         (i) The Company and the Selling Shareholder shall have furnished or caused to be furnished to you at such Delivery Date certificates of officers of the Company and the Selling Shareholder reasonably satisfactory to you as to the accuracy of the respective representations and warranties of the Company and the Selling Shareholder herein at and as of such Delivery Date, as to the performance by the Company and the Selling Shareholder of all of their obligations hereunder to be performed at or prior to such Delivery Date, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as you may reasonably request.

8.        Indemnification and Contribution.

         (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made), not misleading, and will promptly reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating, preparing to defend or defending, or appearing as a third-party witness in connection with, any such action or claim; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriters through you expressly for use therein; provided, further, that the foregoing indemnity agreement with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

         (b) Subject to subsection (f) of this Section 8, the Selling Shareholder will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which the Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made), not misleading, and will promptly reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating, preparing to defend or defending, or appearing as a third-party witness in connection with, any such action or claim; provided, however, that the Selling Shareholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriters through you expressly for use therein; provided, further, that the foregoing indemnity agreement with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

         (c) Each Underwriter will indemnify and hold harmless the Company and the Selling Shareholder against any losses, claims, damages or liabilities, joint or several, to which the Company or the Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use therein; and will promptly reimburse the Company and the Selling Shareholder for any legal or other expenses reasonably incurred by the Company and the Selling Shareholder in connection with investigating, preparing to defend or defending, or appearing as a third-party witness in connection with, any such action or claim. The Company and the Selling Shareholder acknowledge that the statements set forth in the last paragraph immediately preceding your names on the cover page, the last paragraph on the inside front cover page and the first, third, seventh and eighth paragraphs under the heading "Underwriting" in the Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the Preliminary Prospectus or the Prospectus.

         (d) Promptly after receipt by an indemnified party under subsection
(a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised in writing by counsel that representation of such indemnified party and the indemnifying party may be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. It is understood that the indemnifying party shall, in connection with any such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys together with appropriate local counsel at any time for all indemnified parties unless such firm of attorneys shall have reasonably concluded that one or more indemnified parties has actual differing interests with other indemnified parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this
Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). The indemnifying party shall not be liable for any settlement entered into without its written consent (which consent will not be unreasonably withheld).

         (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (after deducting the total underwriting discount, but before deducting expenses) received by the Company and the Selling Shareholder bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholder on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection
(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (e). Except in the event that the indemnified party failed to give the notice required under subsection (d) above, the amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations under this subsection (e) are several in proportion to their respective underwriting obligations and not joint.

         (f) The liability of the Selling Shareholder under this Section 8 shall be limited to an amount equal to (x) the purchase price per share set forth in clause (a) of Section 2 hereof multiplied by the number of Securities sold by the Selling Shareholder to the Underwriters pursuant to this Agreement.

         (g) The obligations of the Company and the Selling Shareholder under this Section 8 shall be in addition to any liability which the Company and the Selling Shareholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

9.        Default of Underwriters.

         (a) If any Underwriter shall default in its obligation to purchase the Securities that it has agreed to purchase hereunder at a Delivery Date, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within 36 hours after such default by any Underwriter you do not arrange for the purchase of such Securities, then the Company and the Selling Shareholder shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Shareholder that you have so arranged for the purchase of such Securities, or the Company and the Selling Shareholder notify you that they have so arranged for the purchase of such Securities, you or the Company and the Selling Shareholder shall have the right to postpone such Delivery Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion, exercised in consultation with Cahill Gordon & Reindel, may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

         (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company and the Selling Shareholder as provided in subsection (a) above, the aggregate number of such Securities that remains unpurchased does not exceed one-tenth of the aggregate number of all the Securities to be purchased at such Delivery Date, then the Company and the Selling Shareholder shall have the right to require each non-defaulting Underwriter to purchase the number of Securities that such Underwriter agreed to purchase hereunder at such Delivery Date and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Securities that such Underwriter agreed to purchase hereunder at such Delivery Date) of the share of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company and the Selling Shareholder as provided in subsection (a) above, the aggregate number of such Securities that remains unpurchased exceeds one-tenth of the aggregate number of all the Securities to be purchased at such Delivery Date, or if the Company and the Selling Shareholder shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase and of the Company to sell the Optional Securities) shall thereupon terminate, without liability on the part of any non-defaulting Underwriters or the Company and the Selling Shareholder, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

10.            Representations and Indemnities to Survive.

           The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Shareholder and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriters or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company or the Selling Shareholder, and shall survive delivery of and payment for the Securities.

11.       Termination and Payment of Expenses.

           If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor the Selling Shareholder shall then be under any liability to any Underwriter except as provided in Section 6 and Section 8 hereof; but if for any other reason any Securities are not delivered by or on behalf of the Company or the Selling Shareholder as provided herein, the Company will reimburse the Underwriters through you for all reasonable documented out-of-pocket expenses, including fees and disbursements of counsel, incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities not so delivered, but neither the Company nor the Selling Shareholder shall then be under further liability to any Underwriter except as provided in Section 6 and Section 8 hereof.

12.       Notices.

           In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you.

           All statements, requests, notices and agreements hereunder shall be in writing or by telegram if promptly confirmed in writing, and if to the Underwriters shall be sufficient in all respects if delivered or sent by reliable courier, first-class mail, telex or facsimile transmission to Wheat, First Securities, Inc., at Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia 23219, Attention: Corporate Finance Department (telecopier number (804) 782-3440); if to the Selling Shareholder or the Company shall be sufficient in all respects if delivered or sent by reliable courier, first-class mail, telex, or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Robert E. Harrison (telecopier number (919) 237-1109, with a copy (which shall not constitute notice) to Wyrick, Robbins, Yates & Ponton L.L.P., 4101 Lake Boone Trail, Suite 300, Raleigh, North Carolina 27607, Attention: Larry E. Robbins (telecopier number (919) 781-4865); provided, however, that any notice to any Underwriter pursuant to Section 8 hereof shall be delivered or sent by reliable courier, first-class mail, telex or facsimile transmission to such Underwriter at its address set forth in the Underwriters' Questionnaire, which address will be supplied to the Company or the Selling Shareholder by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

13.       Successors.

           This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Selling Shareholder and the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and the Selling Shareholder and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

14.       Time of the Essence.

           Time shall be of the essence in this Agreement.

15.       Business Day.

           As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

16.       Applicable Law.

           This Agreement shall be construed in accordance with the laws of the State of New York.

17.       Captions.

           The captions included in this Agreement are included solely for convenience of reference and shall not be deemed to be a part of this Agreement.

18.       Counterparts.

           This Agreement may be executed by any one or more of the parties in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

           If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, and upon the acceptance hereof by you, this Agreement and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Selling Shareholder and the Company. It is understood that your acceptance of this Agreement on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement Among Underwriters, the form of which will be submitted to the Company and the Selling Shareholder for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

                          Very truly yours,

                          STANDARD COMMERCIAL CORPORATION

                          By: __________________________________
                                Robert E. Harrison
                                Chief Executive Officer,
                                Chief Financial Officer and President

                          Marvin W. Coghill

                          By: ___________________________________
                                Name:
                                Title:  Attorney In-Fact

Accepted as of the date hereof at Richmond, Virginia:

WHEAT, FIRST SECURITIES, INC.
BT SECURITIES CORPORATION

   As Representatives of the Several
   Underwriters Named in Schedule I hereto

By:      WHEAT, FIRST SECURITIES, INC.

By:      _______________________________
         Name:   William L. Tyson
         Title:     Managing Director

                                                                     EXHIBIT A

                        Opinion of Counsel to the Company

1. The Company and each of the subsidiaries set forth on an exhibit to such opinion have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation or organization, with corporate or other legal power and authority to own or lease their respective properties and conduct their respective businesses as described in the Prospectus;

2. The Company and each of the Subsidiaries have been duly qualified as foreign corporations for the transaction of business and are in good standing under the laws of every other jurisdiction in the United States in which they own or lease properties, or conduct any business, so as to require such qualification, except where the failure to so qualify will not result in a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and the Subsidiaries taken as a whole (such opinion may be based solely upon certificates of authority or qualification issued in such jurisdictions to such effect);

3. The Company has the authorized, issued and outstanding capital stock set forth in the Prospectus under the subheading "Actual" under the caption "Capitalization," and all of the outstanding shares of capital stock of the Company have been duly authorized, validly issued, and are fully paid and nonassessable and conform to the description of the capital stock in the Prospectus incorporated by reference from the
         Company's Registration Statement on Form [               ]; except as
         described in the Prospectus, there are no preemptive or other similar rights to subscribe for or to purchase any securities of the Company arising under the Charter and Bylaws of the Company or under any applicable North Carolina law or, to our knowledge, under any contract or agreement of the Company; to such counsel's knowledge, except as described in the Prospectus, there are no warrants, options or similar rights to purchase any securities of the Company; to such counsel's knowledge, neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any securities of the Company with respect to such filing, offering or sale, other than rights which have been waived or satisfied; and the form of the certificates evidencing the Securities complies with all formal requirements of North Carolina law, the Charter and Bylaws of the Company and the New York Stock Exchange for companies listed and traded on such stock exchange;

4. All outstanding shares of capital stock of the subsidiaries set forth on an exhibit to such opinion owned by the Company are directly or indirectly owned by the Company in the percentage of each such subsidiary's total capital stock set forth on such schedule, in each case, free and clear of any perfected security interests and any other security interests, claims, liens or encumbrances;

5. The Securities have been duly authorized, and the Securities being issued as of such Delivery Date, when issued and delivered against payment therefor in accordance with the Underwriting Agreement, will be duly authorized, validly issued, and fully paid and nonassessable and will conform to the description of the Securities contained in the Prospectus as amended or supplemented as of such Delivery Date;

6. The Underwriting Agreement has been duly authorized executed and delivered by the Company;

7. To such counsel's knowledge, there are no legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any property of the Company or any of the Subsidiaries is the subject, other than as set forth or contemplated in the Prospectus, that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a material adverse effect on the financial position, shareholders' equity or results of operations of the Company and the Subsidiaries taken as a whole, and no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

8. Neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation or default under, its Charter or Bylaws or other organizational document, as the case may be, or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed by the Company with the Securities and Exchange Commission or known to such counsel to which the Company or any of its subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually and in the aggregate would not reasonably be expected to have or result in a material adverse effect on the Company and its subsidiaries taken as a whole;

9. The issue and sale of the Securities being issued at such Delivery Date by the Company and the performance of the Underwriting Agreement by the Company and the consummation by the Company of the other transactions herein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any provision of the Charter or Bylaws of the Company or any material provision of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed by the Company with the Securities and Exchange Commission or known to such counsel nor will such action result in any material violation of the provisions of the Charter or Bylaws, articles of incorporation or other organizational document or instrument of any of the Subsidiaries or of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties; provided, however, that such opinion need not address state securities or Blue Sky laws or, to the extent of matters discussed separately in paragraph (11) below, the federal securities laws;

10. No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities by the Company or the consummation by the Company of the other transactions contemplated by the Underwriting Agreement, except such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters and the clearance of such offering with the National Association of Securities Dealers, Inc.;

11. The Registration Statement, including any 462(b) Registration Statement has been declared effective under the Securities Act of 1933, as amended (the "Act"); any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time required by Rule 424(b); and to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission and the effectiveness of the Registration Statement is in full force and effect as of such Delivery Date;

12. The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to the Delivery Date (other than the financial statements and notes thereto, related schedules and other financial information contained or incorporated by reference therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and they have no reason to believe that any of such documents, when such documents were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

13. The Registration Statement, as of its effective date, and the Prospectus and any further amendments or supplements thereto made by the Company prior to such Delivery Date, as of the date thereof (other than the financial statements and notes thereto, related schedules and other financial information contained or incorporated by reference therein, as to which such counsel need not express any opinion), and each document incorporated by reference in the Prospectus (other than the financial statements and notes thereto, related Schedules and other financial information contained therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Act and, to the extent applicable, the Securities Exchange Act of 1934, as amended, in each case, including the rules and regulations of the Commission thereunder. In addition, while such counsel need not check the accuracy and completeness of, or otherwise verify or pass upon the accuracy or completeness of, the statements contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, such counsel shall state that (a) in the course of its review and discussion of the contents of the Registration Statement and the Prospectus with certain directors, officers and employees of the Company, representatives of the independent public accountants for the Company, representatives of the Underwriters and representatives of counsel for the Underwriters, nothing has come to its attention that has caused it to believe (i) that the Registration Statement, as of its effective date, any further amendment to the Registration Statement made by the Company prior to such Delivery Date, as of the date thereof, the Prospectus, as of the date thereof, and any further amendment or supplement to the Prospectus made by the Company prior to such Delivery date, as of the date thereof (in each case, (x) including each document incorporated therein by reference and (y) excluding the financial statements and notes thereto, related schedules and other financial information contained or incorporated by reference therein, as to which such counsel need not express any opinion), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading and (ii) that the Registration Statement and the Prospectus, as amended and supplemented prior to such Delivery Date, as of such Delivery Date (in each case, (x) including each document incorporated therein by reference and (y) excluding the financial statements and notes thereto, related schedules and other financial information contained or incorporated by reference therein, as to which such counsel need not express any opinion), contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, and (b) such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or otherwise required to be filed with the Securities and Exchange Commission or any statutes, regulations, contracts or other documents required to be described in the Registration Statement or the Prospectus that are not filed or described as required;

14. The descriptions in the Registration Statement and Prospectus under the captions "Selling Shareholders," "Business - Tobacco - Properties," "Business - Wool -Properties," "Business - Legal Proceedings," "Underwriting" and "Item 15. Indemnification of Directors and Officers" of statutes and contracts and other documents and legal matters or proceedings have been reviewed by such Counsel and are accurate and fairly present the information required to be shown;

15. To such counsel's knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required;

16. The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act;

17. There are no taxes, duties, imports, levies or other governmental charges of any kind payable in connection with (i) the authorization, execution and delivery of the Underwriting Agreement by the parties thereto, (ii) the authorization, issuance and delivery of the Securities sold to the Underwriters by the Company pursuant to the Underwriting Agreement or (iii) the delivery and sale of the Securities sold to the Underwriters by the Selling Shareholder pursuant to the Underwriting Agreement, in each case, arising under any statute, rule, regulation or other applicable authority in the State of North Carolina.

                                                                     EXHIBIT B


                  Opinion of Counsel to the Selling Shareholder

1. This Agreement has been duly executed and delivered by or on behalf of the Selling Shareholder;

2. Each of the Power of Attorney and Custody Agreement has been duly executed and delivered by the Selling Shareholder;

3. The sale of the Securities to be sold by the Selling Shareholder hereunder and the performance of this Agreement, the Power of Attorney and Custody Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute or agreement to which such Selling Shareholder is a party or by which the Selling Shareholder is bound, or any statute, order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Selling Shareholder or the Selling Shareholder's property; provided, however, that such opinion need not address state securities or Blue Sky laws or, to the extent of matters discussed separately, in paragraph 11 of Exhibit A above, the federal securities laws;

4. No consent, approval, authorization or order of any court or governmental agency or body is required for the sale of securities by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated by this Agreement, except such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Securities by the Underwriters and the clearance of such offering with the National Association of Securities Dealers, Inc.;

5. Upon delivery of and payment for the Securities to be sold by the Selling Shareholder as contemplated by the Agreement, each of the Underwriters that has acquired any of such Securities from the Selling Shareholder in good faith and without notice of any adverse claim within the meaning of the North Carolina Uniform Commercial Code will acquire such Securities on such Delivery Date free of any adverse claim.

                                   SCHEDULE I

                                                                                       Optional Securities
                                                                                       to be Purchased if
                                                                Firm Securities        Maximum Option
                      Underwriter                               to be Purchased        Exercised
                      -----------                               ---------------        --------------------
Wheat, First Securities, Inc.
BT Securities Corporation


                         TOTAL                                    3,525,000             528,750
                                                                  =========             =======


                                   SCHEDULE II


                                                                                       Number of Optional
                                                             Total Number of           Securities to be Sold
                                                             Firm Securities           if Maximum Option
                                                             to be Sold                Exercised
                                                             ---------------           ---------------------
The Company                                                       3,525,000                  528,750

The Selling Shareholder:

       Marvin W. Coghill                                            25,000                         -


                         TOTAL                                    3,525,000                  528,750
                                                                  =========                  =======


                                  SCHEDULE III

                SUBSIDIARIES OF STANDARD COMMERCIAL CORPORATION.

                                  Jurisdiction                Percentage of Subsidiary's Capital Stock
Name of Subsidiary                of Incorporation            owned By the Company
------------------                ----------------            -----------------------------------------
